UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 24, 2013
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 24, 2013, we issued a press release announcing that we successfully brought the RU-2A well online. Attached as Exhibit 99.1 is our press release relating to the RU-2A well.

On June 26, 2013, we issued a press release announcing that we spudded the Sword #1 well and that drilling was underway. Attached as Exhibit 99.2 is our press release relating to the Sword #1 well.

On June 27, 2013, we issued a press release announcing that we secured a new commercial gas sale agreement and that we spudded Olson Creek #1 well. Attached as Exhibit 99.3 is our press release relating to the gas sales agreement and the Olson Creek #1 well.

On July 1, 2013, we issued a press release announcing that we had begun operations on the sidetrack of our RU-1 oil well. Attached as Exhibit 99.4 is our press release relating to the RU-1 well.

On July 2, 2013, we issued a correction to our press release dated July 1, 2013 regarding the RU-1 well. The correction noted that the last sentence of the second paragraph of that press release should read "4,000 Boepd" rather than "3,000 Boepd" as originally issued. Attached as Exhibit 99.5 is the correction regarding the previously issued press release.

Also on July 2, 2013, we completed and closed our previously announced underwritten public offering of the Series C Preferred Stock (liquidation preference $25.00 per share). We issued 335,000 shares, raising gross proceeds of $7.2 million. MLV & Co. LLC acted as Sole Book-Running Manager for the offering. Aegis Capital Corp., Maxim Group LLC, National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (OTCBB:NHLD), and Northland Capital Markets acted as Co-Managers.

On July 3, 2013, we issued a press release announcing the completion of our public follow-on offering of the 10.75% Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock"). Attached as Exhibit 99.6 is our press release relating to the closing referred to in Item 8.01 below.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 24, 2013 relating to the RU-2A well
99.2	Press release dated June 26, 2013 relating to the Sword #1 well
99.3	Press release dated June 27, 2013 relating to the Olson Creek #1 well
99.4	Press release dated July 1, 2103 relating to the RU-1 well
99.5	Press release dated July 2, 2013 correcting the press release on the RU-1 well
99.6	Press release dated July 3, 2013 relating to the closing of the public follow-on offering of the
Series C Preferred Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2013	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer